                                                                   EXHIBIT 10.22

                               BC RESTAURANTS, LLC
                            MEMBER CONTROL AGREEMENT

THIS MEMBER CONTROL AGREEMENT is made effective as of January 3, 2003, by and among BC Restaurants, LLC, a California limited liability company (the "Company"), and the undersigned parties listed on the last page hereof, each of whom is a Member of the Company:

                                    RECITALS

WHEREAS, the undersigned constitute all of the current Members of the Company;
and

WHEREAS, each of the undersigned parties wishes to enter into this Member Control Agreement (this "Agreement);

NOW, THEREFORE, for valid consideration, the parties agree as follows:

                          ARTICLE 1. GENERAL PROVISIONS

1.1     DEFINITIONS.

The terms defined in this Article 1 (except as may be otherwise expressly provided in this Agreement or unless the context otherwise requires) shall, for all purposes of this Agreement, have the following respective meanings:

       (a) "Act" means the Act contained in the Beverly-Killea Limited Liability Company Act of California, as amended and any successor thereto.

       (b) "Agreement" means this Member Control Agreement as hereafter amended from time to time, including any schedules to the Agreement.

       (c) "Board" or "Board of Managers" means the board of governors of the Company.

       (d) "Capital Account" means the account of a Member which is maintained in accordance with the provisions of 2.8 hereof.

       (e) "Code" means the Internal Revenue Code of 1986, as amended and any successor thereto. Any reference herein to specific sections of the Code shall be deemed to include a reference to any corresponding provisions of future law.

       (f) "Distribution" means the direct or indirect distribution of money or property other than Membership Interests of the Company to or for the benefit of a Member made in respect of a Membership Interest from time to time pursuant to the provisions of the Articles of Organization of the Company, the Operating Agreement of the Company or this Agreement.

       (g) "Estimated Member Tax Liability" means 50% of the taxable income and gains of the Company for a given fiscal year of the Company, or such other percentage as the Board determines, in its sole discretion, is required in order to satisfy the approximate income tax liability to the Members resulting from the allocation of Net Income to the Members.

Member Control Agreement
BC Restaurants, LLC.

       (h) "Financial Rights" means a Member's right to share in Net Income, Net Losses and Distributions with respect to a Membership Interest in accordance with this Agreement.

       (i) "Net Cash from a Sale" means the gross amount received by the Company from the sale of the Elephant & Castle(R) Restaurant owned and operated by the Company, less the expenses of such sale or refinancing, and shall be distributed to the Members (from time to time) in such amounts as determined by the Board of Managers to those persons recognized on the books of the Company as Members on the day of such distribution.

       (j) "Governance Rights" means all of a Member's rights as a Member in the Company other than Financial Rights and the right to assign Financial Rights.

       (k)   "Manager" means a natural person serving on the Board of Managers.

       (l) "Chief Manager" means a person or entity elected, appointed, or otherwise designated as a manager or officer of the Company by the Board of Managers to manage the business affairs of the Company pursuant to the terms of the Operating Agreement and this Agreement.

       (m) "Member" means a person reflected in the required records of the Company as the owner of some Governance Rights of a Membership Interest of the Company.

       (n) "Membership Interest" means a Member's interest in the Company consisting of the Member's Financial Rights and Governance Rights with respect to the Company, which may be expressed as a percentage or in units of the Company.

       (o) "Net Cash From Operations" means all revenues of the Company received during any period (month, calendar quarter or fiscal year) decreased by (i) cash expenditures for operating, administrative and other business expenses of the Company and (b) cash reserves for accounts payable, accrued expenses and working capital required by the Company at the end of any period.

       (p) "Net Income" and "Net Losses" mean the profits and losses of the Company, as the case may be, as determined for federal income tax purposes as of the close of each of the fiscal years of the Company.

       (q) "Nonvoting Interest" as to any Member means the percentage interest of such Member in the Nonvoting Membership Interests of the Company. The initial Nonvoting Interest of the Members are set forth on Schedule A for each Member.

       (r) "Percentage Interest" as to any Member means the Member's ownership of the Company expressed as a percentage or computed pro rata in accordance with the total of all Voting and Nonvoting Membership Interests. The initial Percentage Interest of each Member is set forth on Schedule A.

Member Control Agreement
BC Restaurants, LLC.

       (s) "Voting Interest" as to any Member means the percentage interest of such Member in the Voting Membership Interests of the Company. The initial Voting Interest of each Member is set forth on Schedule A.

1.2     BUSINESS PURPOSE.

For as long as E&C San Francisco, LLC owns a membership interest in BC Restaurants, LLC, a California Limited Liability Company, the business purposes of E&C San Francisco, LLC will be limited to (a) owning a membership interest in BC restaurants, LLC and (b) operating and managing the Elephant & Castle(R) Restaurant owned by BC Restaurants, LLC pursuant to the Management Agreement entered into with BC Restaurants, LLC, which is incorporated herein by reference. E&C San Francisco, LLC will not (i) incur any debt other than to Elephant & Castle (Chicago) Incorporated, its parent company and sole member,
(ii) engage in or agree to a consolidation, liquidation, merger or asset sale,
(iii) file or consent to any bankruptcy or insolvency petition and/or (iv) guarantee any loans or debts of any other entity. E&C San Francisco, LLC will
(A) maintain separate books and records, (B) conducts its business under its name and no other, (C) maintain separate financial statements, (D) pay its obligations from its own funds, (E) at no time pledge its assets to any lender, financial institution or other entity, (F) hold itself out as a separate entity, and (G) maintain adequate capital in light of its business operations.

1.3     ARTICLES OF ORGANIZATION AND OPERATING AGREEMENT.

Except as specifically provided herein to the contrary, the terms in this Agreement shall have the same meanings as set forth in the Articles of Organization and the Operating Agreement of the Company. Except as specifically set forth in this Agreement to the contrary, the provision of the Articles of Organization and Operating Agreement of the Company shall remain in full force and effect; provided that in the event of a conflict between the provisions of this Member Control Agreement and the provisions of the Articles of Organization or Operating Agreement, the provisions of this Member Control Agreement shall govern.

                         ARTICLE 2. MEMBERSHIP INTERESTS

2.1     INITIAL MEMBERS AND MEMBERSHIP INTERESTS.

The relative interests of each Member in the Company shall be maintained for Financial Rights and Governance Rights. The names of the initial Members, their respective contributions to the Company and the Membership Interest received are set forth on Schedule A, which is attached hereto an incorporated herein by reference.

2.2     AUTHORITY FOR ADDITIONAL MEMBERSHIP INTEREST.

Additional contributions and Membership Interests may be granted by the Board if approved by the unanimous vote of both the Board and the Members. At the discretion of the Board, the Membership Interests granted may be Voting Membership Interests or Non-Voting Membership Interests.

Member Control Agreement
BC Restaurants, LLC.

2.3     MEMBERS TO USE BEST EFFORTS; COMPENSATION.

Each Member shall devote his or her best efforts and sufficient time to the promotion of the business and services of the Company. E & C agrees that it will manage the Restaurant in accordance with the terms of the Management Agreement with the Company without any compensation for its services, and Battery & Clay Associates, LLC agrees to serve as the Chief Manager of the Company without any compensation for its services.

2.4     RESTRICTIONS ON VOTING.

A Member shall not be entitled to vote, and his or her vote shall not be counted in determining the voting power of the Company, under the following circumstances:

       (a) If the subject of the vote is whether that Member should be declared disabled; or

       (b) If the subject of the vote is whether to reject an obligation incurred by that Member as being improperly incurred on behalf of the Company.

2.5     POWERS RESERVED TO THE MEMBERS.

This Agreement delegates all powers to the Board of Managers and the Chief Manager except the following powers which are specifically reserved to the Members of the Company:

       (a)   Expulsion of any Member;

       (b)   Choice of the Company name;

       (c)   Location of the Company office(s);

       (d) Approval of any merger, acquisition, consolidation, and the sale of over 20% of the Company's assets;

       (e)   Dissolution or termination of the Company;

       (f)   Amendment of this Agreement;

       (g)   Amendment of the Articles of Organization;

       (h) Purchase, sale, lease, expenditure, borrowing or other transaction with a value of more than $100,000; and

       (i)   Election of the Board of Managers.

All of the actions referred to in (a)-(i) above, must be made with at least 70% of the Voting Membership Interests of the Company.

2.6     NO LIABILITY OF A MEMBER FOR COMPANY OBLIGATION.

No Member shall be liable for an obligation of the Company except upon the written guaranty of the Member therefore. Any obligation properly incurred by a Member on behalf of the Company, whether in contract, tort or otherwise, shall be deemed to be an obligation of the

Member Control Agreement
BC Restaurants, LLC.

Company. Any determination as to whether or not the obligation is covered by the Company insurance policies shall not be a determinative on the question of whether the obligation was properly incurred. Such determination shall be made independently by the Company and shall be based on all relevant factors including habit, custom and practice. An obligation shall be deemed to have been properly incurred unless it is incurred with actual fraudulent, dishonest, criminal or malicious purpose or intent. Any Member against whom any such Company obligation is asserted shall immediately notify the Chief Manager. The Chief Manager shall bring such matters to the attention of the Board of Managers who shall consider the asserted claim and vote on its disposition. In the event that a Member is sued on a Company obligation, the Company shall undertake the defense of such suit and shall pay any judgment rendered or settlement reached. Any Member who is nevertheless compelled to make payment on any Company obligation shall have the right to demand and immediately receive from the Company the amount so paid. To the extent that the assets of the Company are insufficient to make such payment and such liability is based upon a pro rata distribution of Company assets or income to a Member, or the liability of any Member is based upon a piercing of the entity of the Company, then as between the Members only and not for the benefit of any other party, such Member shall be entitled to a pro rata contribution from each other Member of the Company. In the event, however, that the liability was incurred with actual fraudulent, dishonest, criminal or malicious purpose or intent, that Member shall be required to bear the entire liability and the Company or any of the several Members who may be compelled to pay all or any part of the liability shall be entitled to recover that payment from the Member who caused the liability to be incurred.

2.7     VOTING.

Members shall be entitled to vote on all matters in proportion to their Voting Interests which are set forth in Schedule A. The holders of the Membership Interests shall not have the right of cumulative voting and shall have the pre-emptive rights provided under the Act.

2.8     CAPITAL ACCOUNTS.

A Capital Account shall be established for each Member and shall be maintained in accordance with Treasury Regulation Section 1.704-1(b). Any Member who shall receive any Membership Interest in the Company or whose Membership Interest shall be increased by means of the transfer to such Member of any Financial Rights in the Company from another Member shall have a Capital Account that has been appropriately adjusted to reflect such transfer. Except as provided herein, no interest shall be paid by the Company on capital contributions or on balances in Members' Capital Accounts.

                    ARTICLE 3. ALLOCATIONS AND DISTRIBUTIONS

3.1     ALLOCATION OF NET INCOME AND NET LOSS.

Except as otherwise provided in this Agreement, the Net Income and Net Loss of the Company for each fiscal year, including each item of income, gain, loss, deduction or credit, shall be allocated to the Members in accordance with their Percentage Interests as reflected in the required records of the Company (Schedule A). In the case of a valid assignment of a Membership Interest, the allocation of such taxable items to such Membership Interest shall be

Member Control Agreement
BC Restaurants, LLC.

allocated between the assignor and the assignee to reflect their varying interests in the Company during the fiscal year.

3.2     DISTRIBUTIONS OF NET CASH FROM OPERATION AND NET CASH FROM A SALE.

       (a) Distributions of Net Cash from Operations. Commencing with the calendar year beginning January 1, 2003 and in each calendar year thereafter, the Board will determine the amount of the Net Cash from Operations and the Chief Manager will distribute the Net Cash from Operations to the Members on or before the 25th day after the end of each calendar year. The distributions of Net Cash from Operations will be distributed to the Members as follows:

             (i) First, distributable Net Cash from Operations between $1 and $175,000 will be paid (1) 85% to the Chief Manager and (2) 15% to the Members (other than the Chief Manager);

             (ii) Then, distributable Net Cash from Operations between $175,001 and $375,000 will be paid (1) 50% to the Chief Manager and (2) 50% to the Members (other than the Chief Manager); and

             (iii) Thereafter, distributable Net Cash from Operations over $375,000 shall be paid (1) 66 2/3% to the Chief Manager and
                    (2) 33 1/3% to the Members (other than the Chief Manager).

       (b) At the discretion of the Chief Manager, the determination of the amount of Net Cash from Operations and distributions of Net Cash from Operations set forth in paragraph (a) above may be made on a quarterly basis, PROVIDED, HOWEVER, that the annual benchmarks for distributable Net Cash from Operations set forth in paragraph (a) above shall be adjusted to quarterly benchmarks by multiplying such annual benchmarks by 25%.

       (c) Distribution of Net Cash from a Sale. Distributions to Members of Net Cash from a Sale of the Restaurant received by the Company will be distributed as follows:

             (i) The first Net Cash from a Sale shall be distributed pro-rata to all Members, as a return of their outstanding Capital Contribution.

             (ii) After return of the Capital Contribution to each Member, then each Member will receive a sum equal to 8% per annum simple interest as a return on its outstanding Capital Contribution for the period such Capital Contribution was outstanding This amount shall be reduced by any distributions of Net Cash from Operations received by any Member under Article 3.2(a).

             (iii) All remaining Net Cash from a Sale shall be distributed (1) 33-1/3% to the Members (other than the Chief Manager), and
                    (2) 66-2/3% to the Chief Manager.

Member Control Agreement
BC Restaurants, LLC.

3.3     LIQUIDATING DISTRIBUTIONS.

If the Company is dissolved and its business is being liquidated in accordance with the Act, the Company shall cease to carry on its business, except to the extent necessary for the winding up of the business of the Company. The Company shall thereafter be wound up and terminated as provided by the Act. All tangible and intangible property of the Company, including money, remaining after the discharge of the debts, obligations, and liabilities of the Company shall be distributed to the Members as follows:

       (a) To the Members in proportion to, and to the extent of, the positive balances in their Capital Accounts (excluding adjustments to any Capital Account solely for tax purposes); and

       (b) The remainder, if any, to the Members in accordance with their Percentage Interests (as set forth on Schedule A).

Notwithstanding the foregoing, the tangible property constituting the Elephant & Castle Package will be returned to Elephant & Castle International, Inc. or its assignee, prior to the time any liquidating distribution is made to the Members.

3.4     DISTRIBUTIONS TO PAY TAXES.

The Board may, with a unanimous vote, annually authorize the distribution of cash to the Members based on their Percentage Interests in an amount of the Estimated Member Tax Liability to the extent such a distribution is legally permitted. Such Distribution, if made, shall be made on or before April 1 of each year for the Estimated Member Tax Liability due with respect to the immediately preceding year.

                            ARTICLE 4. CHIEF MANAGER

4.1     CHIEF MANAGER.

Except as otherwise provided in the Agreement, the management of the Company and all decisions concerning the business affairs of the Company shall be made by the Chief Manager. The initial Chief Manager will be Battery & Clay Associates, LLC.

4.2     AUTHORITY TO BIND THE COMPANY.

Only the Chief Manager and the authorized agents of the Company will have the authority to bind the Company.

4.3     ACTIONS OF THE CHIEF MANAGER.

No Person dealing with the Company shall have any obligation to inquire into the power or authority of the Chief Manager for any actions taken on behalf of the Company. The Chief Manager will have the right to legally obligate the Company to any agreement including general contracts, leases, mortgages or deeds.

Member Control Agreement
BC Restaurants, LLC.

4.4     COMPENSATION OF CHIEF MANAGER.

The Chief Manager will not be entitled to compensation for performing any services for or on behalf of the Company. The Chief Manager shall not be required to devote full time to the management of the Company business, but only so much time as shall be necessary or appropriate for the proper management of the business of the Company.

4.5     CHIEF MANAGER'S STANDARD OF CARE.

The Chief Manager shall discharge the Chief Manager's duties to the Company and other Members in good faith and with that degree of care that an ordinarily prudent person in a similar position would use under similar circumstances. In discharging its duties, a Chief Manager shall be fully protected in relying in good faith upon the records required to be maintained by the Company and upon such information, opinions, reports or statements by any person as to matters the Chief Manager reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company, or any other facts pertinent to the existence and amount of assets from which Distributions to Members might properly be paid. The Company shall indemnify and hold the Chief Manager harmless against any loss, damage or expense (including attorneys' fees) incurred by the Chief Manager as a result of any act performed or omitted on behalf of the Company or in furtherance of the Company's interests without, however, relieving the Chief Manager of liability for failure to perform its duties in accordance with the standards under this Agreement, the Operating Agreement and the Act. The satisfaction of any indemnification and any holding harmless shall be from and limited to Company property and the other Members shall not have any personal liability for any acts of the Chief Manager.

4.6     RESIGNATION; REMOVAL OF CHIEF MANAGER.

The Chief Manager shall not have a right to resign and may not be removed by the Members other than by a vote of 100% of the Voting Membership Interests of all of the Members.

                             ARTICLE 5. TAX MATTERS

5.1     TAX CHARACTERIZATION AND RETURNS.

The Members acknowledge that the Company will be treated as a "partnership" for tax purposes. Within 90 days after the end of each fiscal year, the Chief Manager will cause to be delivered to each person who was a Member at any time during such fiscal year a Form K-1 and such other information, if any, with respect to the Company as may be necessary for the preparation of such Member's federal or state income tax returns, including a statement showing each Member's share of income or loss, gain and credits for such fiscal year.

5.2     ACCOUNTING DECISIONS.

All decisions as to accounting matters shall be made by the Board in its sole discretion. The Company, at the sole discretion of the Board, also may make or revoke such elections as may be allowed pursuant to the Code, including the election referred to in Section 754 of the Code to adjust the basis of Company property.

Member Control Agreement
BC Restaurants, LLC.

5.3     TAX MATTERS MEMBER.

The Board hereby appoints the Chief Manager to act on behalf of the Company as the "tax matters partner" within the meaning of Section 6231(a)(7) of the Code. The Chief Manager will, for the purposes of this Agreement, act as the initial tax matters partner until the Board determines otherwise.

5.4     COMPLIANCE WITH INTERNAL REVENUE CODE.

       (a) LIMITATION ON LOSS ALLOCATION. Notwithstanding anything herein to the contrary, no allocation of loss may be made to any Member if such loss causes such Member to have a negative balance in his or her capital account after such capital account is (i) credited by any amounts which such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations Section 1.704, and (ii) debited by the items described in said Regulations. The foregoing limitation is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii) and shall be interpreted consistently therewith. Members with deficit capital account balances resulting in whole or in part from allocations of losses or deductions attributable to non-recourse indebtedness shall be allocated income or gain in an amount not less than the "minimum gain", and at a time no later than the time at which the "minimum gain" is reduced below the sum of such deficit capital account balances, or as soon thereafter as possible. In the event there is a net decrease in the minimum gain of the Company (as defined in Treasury Regulations Section 1.704-2) during any fiscal year of the Company, all Members with a deficit capital account balance at the end of such year (adjusted as required by said Regulations) shall be allocated items of income and gain for such year in the amount and in the proportions necessary to eliminate such deficits as quickly as possible. In the event a Member unexpectedly receives an adjustment, allocation or distribution as described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and such unexpected adjustment, allocation or distribution puts such Member's capital account into a deficit balance (or increases such deficit balance), then such Member shall be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance (or such increase) as quickly as possible; said adjustment to result in a "qualified income offset" as defined in Treasury Regulations Section 1.704-1(b)(2)(ii)(d). Any Company deductions that would be non-recourse deductions as defined in Treasury Regulations Section 1.704-2 if they were not attributable to a loan made or guaranteed by a Member shall be allocated to the Member or Members who shared the risk of loss with respect to which the loan deductions are attributable in accordance with Treasury Regulations Section 1.704-2. The allocations set forth in this Paragraph are intended to comply with certain requirements of Treasury Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provision of this Agreement, the allocations of income, gain, loss, deduction or credit among the Members shall be allocated so that, to the extent possible, the net amount of such allocations to each Member shall be equal to the net amount which would have been allocated to such Member if the allocations required by Treasury Regulation had not occurred.

Member Control Agreement
BC Restaurants, LLC.

       (b) ALLOCATIONS ON ACCOUNT OF BASIS. The income, gain, loss and/or deductions with respect to any property contributed to the Company shall, solely for tax purposes, be allocated among the Members so as to take into account any variation between the adjusted basis of such property to the Company for federal income tax purposes and its book value in the same manner as such variations are required to be treated under Section 704(c) of the Internal Revenue Code.

       (c) NO OBLIGATION TO RESTORE DEFICITS. In the event that any Member has a negative capital account balance after dissolution and winding up of the Company, such Member shall not be obligated to contribute capital in the amount of such deficit except to the extent specifically set forth in this Agreement to the contrary.

       (d) REEVALUATION OF INTERESTS. Upon the admission of each new Member, which may only occur upon the vote of 100% of the Voting Membership Interests, the value of the Company shall be subject to re-valuation at the discretion of the Board of Managers. If the Board of Managers determines that a re-valuation is appropriate, or if no determination is made by the Board, then the capital accounts of each existing Member shall be adjusted upon the contribution of capital by the new Member. Except in the event additional Membership Units are specifically issued to such Member upon such contribution to capital, any adjustment to the Capital Account of any Member shall not, except by a vote of 100% of the Voting Memberships, change the Percentage Interest of such Member or the rights of such Member to allocations or Net Income or Net Loss and Distributions, and all Financial Rights and Governance Rights shall be determined based upon the Membership Units owned by such Members as reflected in the required records of the Company.

                   ARTICLE 6. TRANSFER OF MEMBERSHIP INTERESTS

6.1     TRANSFER OF MEMBERSHIP INTERESTS.

No Member may transfer or assign his or her Membership Interests except as provided in this Article 6.

6.2     RELATED COMPANY TRANSFERS.

Any Member may transfer or assign his or her Membership Interests to a related party, PROVIDED HOWEVER, that E&C San Francisco, LLC [or any related party holding Membership Interests originally owned by E&C San Francisco, LLC] may transfer or assign such Membership Interests only to a related party that is bankruptcy remote.

6.3     BANKRUPTCY OF E&C SAN FRANCISCO, LLC.

       (a) If, at any time it is a Member, E&C San Francisco, LLC (hereinafter referred to as "E&C") files for bankruptcy under any federal or state law and the bankruptcy filing (i) does not prohibit or preclude E&C from substantially performing the services required under the Management Agreement between E&C and the Company (the "Management Agreement"), and (ii) the License Agreement

Member Control Agreement
BC Restaurants, LLC.

             between Elephant & Castle International Inc. (the "License Agreement") remains in full and effect and the Company continues to have the right to operate its restaurant business under the Elephant & Castle(R)brand name, then this Member Control Agreement shall remain in full force and effect.

       (b) If, at any time it is a Member, E&C files for bankruptcy under any federal or state law and the bankruptcy filing (i) prohibits or precludes E& C from substantially performing the services required under the Management Agreement and (ii) the License Agreement remains in full force and effect and the Company continues to have the right to operate its restaurant business under the Elephant & Castle(R)brand name, then Battery & Clay Associates, LLC (hereinafter referred to as "Battery & Clay") will have the right to purchase, and E&C will be required to sell to Battery & Clay, 17 1/3% of the Membership Interests owned by E&C in the Company, in consideration of which (A) Battery & Clay will be responsible for and will undertake all of the management, operational and other obligations of E&C under the Management Agreement, (B) the Management Agreement will terminate in all respects, and (C) E&C will be released from all liability and obligations under the Management Agreement.

       (c) If, at any time it is a Member, E&C files for bankruptcy under any federal or state law and the bankruptcy filing (i) prohibits or precludes E& C from substantially performing the services required under the Management Agreement and (ii) the License Agreement is terminated for any reason, then Battery & Clay will have the right to purchase, and E&C will be required to sell to Battery & Clay all of the Membership Interests owned by E&C in the Company, in full consideration of which (A) Battery & Clay will be responsible for and will undertake all of the management, operational and other obligations of E&C under the Management Agreement, (B) the Management Agreement will terminate in all respects, (C) E&C will be released from all liabilities and obligations under the Management Agreement, (D) the Company will no longer have the right to use the Elephant & Castle(R)name as the name of the operating restaurant or in any other capacity, (E) the License Agreement will terminate in all respects, and (F) Elephant & Castle International, Inc. will be released from all liability and obligations under the License Agreement.

6.4     SPECIAL BUY-OUT RIGHTS.

If the Company does not generate an average Net Profit of at least $300,000 per year during the first two years of operations, then:

       (a) Battery & Clay will have the right to purchase all of the Membership Interests owned by E&C in the Company and E&C will be obligated to sell its Membership Interests in the Company to Battery & Clay as provided in Article 6.5, and/or

       (b) E&C will have the right to require Battery & Clay to purchase all of its Membership Interests in the Company as provided for in
             Article 6.5.

Member Control Agreement
BC Restaurants, LLC.

6.5     TERMS OF SPECIAL BUY-OUT RIGHTS.

       (a) Either Battery & Clay or E&C will have the right to exercise its rights under Article 6.4 by giving the other party written notice of its election within 60 days after the end of the second year of operations.

       (b) If Battery & Clay exercises its rights under Article 6.4(a), then E&C will be required to sell all of its Membership Interests to Battery & Clay and Battery & Clay will pay E&C the sum of $193,600 for such Membership Interests, which will be payable 10 days after the date the written notice under Article 6.5(a) is received by E & C.

       (c) If E&C exercises its rights under Article 6.4(b), then Battery & Clay will be required to purchase all of the Membership Interests owned by E&C, and Battery & Clay will pay E&C the sum of $500 for its Membership Interests.

       (d) If either Battery & Clay or E&C exercises its respective rights under Article 6.4 and Article 6.5, then (i) the Management Agreement will terminate in all respects, (ii) E&C will be released from all liabilities and obligations under the Management Agreement, (iii) the Company will no longer have the right to use the Elephant & Castle(R)name as the name of the operating restaurant or in any other capacity, (iv) the License Agreement will terminate in all respects, (v) Elephant & Castle International, Inc. will be released from all liabilities and obligations under the License Agreement, and (vi) the Company will return the "English Package" to E&C as required by the terms of the Management Agreement.

              ARTICLE 7. DISSOLUTION; SUCCESSOR ENTITY; TERMINATION

7.1     EVENTS NOT CAUSING DISSOLUTION.

The Company shall not be dissolved by the admission of a substitute Member or by the withdrawal, death, insolvency, bankruptcy, retirement or other disability of a Member.

7.2     EVENTS CAUSING DISSOLUTION.

The Company shall be dissolved only upon the occurrence of any of the following events:

       (a) Upon a vote of seventy percent (70%) of the Voting Membership Interests, and

       (b) The final decree of a court of competent jurisdiction that such dissolution is required under applicable law.

7.3     CONTINUATION OF BUSINESS.

In the event of dissolution of the Company, the Company shall be temporarily continued beyond the effective date of dissolution for the purpose of winding up Company affairs and liquidating its assets.

Member Control Agreement
BC Restaurants, LLC.

7.4     LIQUIDATION AND WINDING UP.

If dissolution of the Company should be caused by reason of any of the events listed in this Article, then the Company shall be liquidated and the Managers (or other person or persons designated by a decree of court or unanimously elected by the remaining Members) shall wind up the affairs of the Company.

                            ARTICLE 8. MISCELLANEOUS

8.1     AMENDMENT OF AGREEMENT.

No change, modification or amendment of this Agreement shall be valid or binding unless such change, modification or amendment shall be in writing and signed by all of the Members as of such date.

8.2     SEVERABILITY.

If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect, and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

8.3     MULTIPLE COUNTERPARTS.

This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument. However, in making proof hereof, it will be necessary to produce only one copy hereof signed by the party to be charged.

8.4     ADDITIONAL DOCUMENTS AND ACTS.

Each Member agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

8.5     NO THIRD PARTY BENEFICIARY.

This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns, and no other person will have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

8.6     NOTICES.

Any notice to be given or to be served upon the Company or any party hereto in connection with this Agreement must be in writing and will be deemed to have been given and received when

Member Control Agreement
BC Restaurants, LLC.

delivered to the address specified by the party to receive the notice. Such notices will be given to a Member at the address specified in the Company's required records. Any Member or the Company may, at any time by giving five days' prior written notice to the other Members and the Company, designate any other address in substitution of the foregoing address to which such notice will be given.

8.7     NEW PARTIES.

The Company shall not record the transfer of any Membership Interest, nor accept contributions for any new or additional Membership Interest to or from any person not a party hereto unless said person shall execute an agreement to be bound by this Agreement and an Acknowledgment of the terms hereof, in substantially the form of Schedule D attached hereto. Upon execution of any such form, and compliance with the additional terms hereof, said new Member shall be deemed for all purposes to be a party hereto, shall be included as a Member as defined herein, and shall enjoy all the rights and be subject to all the obligations created hereby with respect to Members.

8.8     OUTSIDE ACTIVITIES.

Nothing in this Agreement shall be deemed to prohibit any Members from engaging in or owning any interest in any other business venture, except as such business is in direct competition with the interests of the Company

8.9     ARBITRATION.

Any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof shall be settled by binding arbitration in San Francisco, California in accordance with the rules then in effect of the National Arbitration Forum (www.arb-forum.com), and judgment upon any award rendered may be entered in any court having jurisdiction thereof. The Federal Arbitration Act shall apply to this Agreement.

8.10    GOVERNING LAW.

This Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of California.

8.11    BINDING EFFECT.

This Agreement will be binding upon and inure to the benefit of the Members, and their respective distributees, successors and permitted assigns.

8.12    SURVIVAL OF TERMS.

The terms, conditions, representations, warranties and other provisions of this Agreement shall survive any purchase hereunder and be binding upon the Seller and Purchasers as if stated in a separate agreement evidencing such purchase.

Member Control Agreement
BC Restaurants, LLC.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

                                        BC RESTAURANTS, LLC
                                        BY BATTERY & CLAY ASSOCIATES, LLC
                                        ITS CHIEF MANAGER


                                        -----------------------------------
                                        Jon D. Horowitz, Vice President

                                        THE MEMBERS:

                                        BATTERY & CLAY ASSOCIATES, LLC


                                        -----------------------------------
                                        Jon D. Horowitz, Vice President

                                        E&C SAN FRANCISCO, LLC


                                        -----------------------------------
                                        Richard H. Bryant, Chief Manager

Member Control Agreement
BC Restaurants, LLC.

                                   SCHEDULE A

                               BC RESTAURANTS, LLC

                              MEMBERSHIP INTERESTS

                                       VOTING                 NON-
NAME OF               VALUE OF      MEMBERSHIP    VOTING     VOTING
MEMBER              CONTRIBUTION       UNITS     INTEREST   INTEREST
--------------------------------------------------------------------

Battery & Clay       $      667          66-2/3%    66-2/3%    N/A
Associates, LLC
--------------------------------------------------------------------
E&C San
Francisco, LLC       $      333          33-1/3     33-1/3%    N/A
--------------------------------------------------------------------

Member Control Agreement
BC Restaurants, LLC.

                                    SCHEDULE

                         ACKNOWLEDGEMENT AND CONSENT TO
                               BC RESTAURANTS, LLC
                            MEMBER CONTROL AGREEMENT

This Schedule is attached to and made a part of that certain Member Control Agreement by and among BC Restaurants, LLC a California limited liability company (the "Company") and its Members, originally executed effective on January 3, 2003, as from time to time amended.

Each of the undersigned, wishing to become a Member of the Company, hereby acknowledges that its duly authorized officer, chief manager, has read and understands the terms and conditions of the Member Control Agreement, agrees to be bound by all of such terms and conditions as a Member of the Company and understands that any contribution for a Membership Interest in the Company is being accepted in reliance upon this acknowledgment and agreement to be bound by the terms and conditions of the Member Control Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Schedule effective as of January 3, 2003.

                                        BC RESTAURANTS, LLC
                                        BY BATTERY & CLAY ASSOCIATES, LLC


                                        -----------------------------------
                                        Jon D. Horowitz, Vice President

                                        THE MEMBERS:
                                        BATTERY & CLAY ASSOCIATES, LLC


                                        -----------------------------------
                                        Jon D. Horowitz, Vice President

                                        E&C SAN FRANCISCO, LLC


                                        -----------------------------------
                                        Richard H. Bryant, Chief Manager

Member Control Agreement
BC Restaurants, LLC.